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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON D.C., 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 25, 2005

                            INNOVATION HOLDINGS, INC.
                            -------------------------
               (Exact name of registrant as specified in charter)


           NEVADA                    000-2777                   91-1923510
           ------                    --------                   ----------
(State of other jurisdiction of    (Commission               (I.R.S. Employer
incorporation or organization)     File Number)           Identification Number)




               14622 VENTURA BLVD, SUITE 1046
                      SHERMAN OAKS, CA                          91405
                      ----------------                          -----
           (Address of Principal Executive Office)           (Zip Code)


                                 (818) 426-8734
                                 --------------

                (Registrant's Executive Office Telephone Number)

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Item 5.02  Appointment and Departure of Directors or Principal Officers

On July 20, 2005, at a duly held and noticed board of director's meeting, the Registrant's former legal counsel, Dennis H. Johnston, was appointed to the Board of Directors, effective that same date. In addition, the Board approved the hiring of Mr. Johnston to serve as the company's Chief Executive Officer and elected him as Chairman of the Board.

Subsequent to the appointment of Mr. Johnston, the registrant received the resignations of three directors by letters dated July 25, 2005, and addressed to the Board of Directors from Andrew Givens, Walter Lubars, and Jeff Wald. All of the resigning directors expressed personal reasons including pursuing other business opportunities for resigning.


(c) Exhibits.

99.1 Letters of resignation dated July 25, 2005 from Andrew Given, Walter Lumbar and Jeff Wald.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Registrant

INNOVATION HOLDINS, INC.


By: /s/ Robert Blagman
    ---------------------------------
Robert Blagman, President

Date: July 25, 2005